Pioneer Solutions - Balanced Fund
Class A Shares	Class C Shares	Class K Shares	Class R Shares	Class Y Shares
PIALX	PIDCX	——-	BALRX	IMOYX
Summary Prospectus | December 1, 2023
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders, and other information about the fund online at https://www.amundi.com/usinvestors/Resources/Download-Literature. You also can obtain this information at no cost by calling 1-800-225-6292 or by sending an email request to US.AskAmundiUS@amundi.com. The fund’s current prospectus and statement of additional information, dated December 1, 2023, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders dated July 31, 2023, are incorporated by reference into this summary prospectus.

Summary Prospectus
Investment objectives
Long-term capital growth and current income.
Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the “Sales charges” section of the prospectus beginning on page 73, the “Intermediary defined sales charge waiver policies” section of the prospectus beginning on page 111, and the “Sales charges” section of the statement of additional information beginning on page 65. If you invest in Class K shares or Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.
Shareowner fees
(fees paid directly from your investment)
	Class A	Class C	Class K	Class R	Class Y
Maximum sales charge (load) when you buy shares (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is less)	None[1]	1%	None	None	None
Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class K	Class R	Class Y
Management Fees[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%
Other Expenses[3]	0.21%	0.19%	0.15%	0.23%	0.34%
Acquired Fund Fees and Expenses[4]	0.60%	0.60%	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses Plus Acquired Fund Fees and Expenses[4]	1.06%	1.79%	0.75%	1.33%	0.94%
2

Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%. See “Sales charges.”

The fund does not pay a direct management fee to the fund’s investment adviser. However, the fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the fund invests. The pro rata portion of the fees and expenses of each underlying fund in which the fund invests is shown in the table above under “Acquired Fund Fees and Expenses.”
3
Other expenses for Class K shares are based on estimated amounts for the current fiscal year.
4
Total annual fund operating expenses in the table are higher than the corresponding ratios of expenses to average net assets shown in the “Financial Highlights” section, which do not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you redeem your shares				If you do not redeem your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$677	$893	$1,126	$1,795	$677	$893	$1,126	$1,795
Class C	282	563	970	2,105	182	563	970	2,105
Class K	77	240	417	930	77	240	417	930
Class R	135	421	729	1,601	135	421	729	1,601
Class Y	96	300	520	1,155	96	300	520	1,155
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 57% of the average value of its portfolio.

Summary Prospectus
Principal investment strategies
The fund is a “fund of funds.” The fund seeks to achieve its investment objectives by primarily investing in other funds (“underlying funds”) and using asset allocation strategies to allocate its assets among the underlying funds.
The fund invests in underlying funds managed by Amundi Asset Management US, Inc. (“Amundi US” or the “adviser”) or one of its affiliates. The fund allocates its assets among underlying funds with exposure to the broad asset classes of equity, fixed income and short-term (money market) investments. The fund also may invest in underlying funds with exposure to non-traditional - so-called “alternative” - asset classes such as real estate investment trusts (REITs), or that use alternative strategies, such as market neutral strategies (strategies that seek to achieve positive returns while attempting to limit general market exposure) or relative value strategies (strategies that seek to identify securities that are undervalued relative to each other or historical norms). The fund may invest in underlying funds with exposure to debt and equity securities of issuers located throughout the world, including both developed and emerging markets.
The fund does not have target ranges for the allocation of assets among asset classes or individual underlying funds. The fund invests a minimum of 25% of its assets in each of fixed income and equity securities. The fund’s exposure to different asset classes and allocations among underlying funds will change from time to time in response to broad economic and market factors, as well as strategic and tactical considerations. The equity securities to which the fund may have exposure may be of any market capitalization. The fixed income securities to which the fund may have exposure may be of any maturity and of any credit quality, including high yield or “junk” bonds.
The investment adviser allocates the fund's investments in the underlying funds based on an evaluation of three components: strategic asset allocation (generally, the weighting of allocations among broad asset classes to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to add value relative to the general strategic allocations) and fund selection. The adviser's analysis in selecting underlying funds includes an assessment of a fund's historical relative and absolute performance, volatility and other risk characteristics, and correlation with other funds and benchmarks. The adviser also analyzes the fund's investment strategies, investment process and portfolio management team.
As part of its asset allocation strategy, the fund may invest in Pioneer Multi-Asset Income Fund, among other Pioneer Funds. Pioneer Multi-Asset Income Fund has the flexibility to invest in a broad range of income-producing investments, including both debt securities and equity securities. As of September 30, 2023, approximately 31% of the fund was allocated to Pioneer Multi-Asset Income Fund. The fund’s allocation among underlying funds, including Pioneer Multi-Asset Income Fund, will change from time to time.
As part of its asset allocation strategy, the fund may invest in Pioneer Global Sustainable Equity Fund, among other Pioneer funds. Pioneer Global Sustainable Equity Fund invests in equity securities of issuers located throughout the world. The fund also applies ESG criteria to its investments. As of September 30, 2023, approximately 20% of the fund was allocated to Pioneer Global Sustainable Equity Fund. The fund’s allocation among underlying funds, including Pioneer Global Sustainable Equity Fund, will change from time to time.
Investments typically are sold when the adviser's overall assessment of market and economic conditions changes or the assessments of the attributes of specific investments change.
Principal risks of investing in the fund
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives. The fund’s investment performance is directly related to the performance of the underlying funds. The fund is exposed to the following risks through its investments in underlying funds.
Market risk. The market prices of securities or other assets held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate crisis, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the fund's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits;

Summary Prospectus
downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund's investments, impair the fund's ability to satisfy redemption requests, and negatively impact the fund's performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund's opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund's assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any security or derivative position.
Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the fund to the risks of investing in the underlying securities or assets held by those funds. Each underlying fund pursues its own investment objectives and strategies and may not achieve its objectives. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. Underlying funds may themselves invest in other investment companies. The fund may invest a significant portion of its assets in a single underlying fund. Therefore, the performance of a single underlying fund can have a significant effect on the performance of the fund and the price of its shares. If

Summary Prospectus
underlying funds invest in the same or similar securities, the fund may indirectly bear concentration risk with respect to those investments.The adviser may be subject to potential conflicts of interest in selecting underlying funds because the management fees paid to it by some affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. The portfolio managers may also be subject to conflicts of interest in allocating fund assets among underlying funds because the fund’s portfolio management team may also manage some of the underlying funds. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF's or closed-end fund’s net asset value.
Portfolio selection risk. The adviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds, securities or other investments within the allocation model, may prove to be incorrect. To the extent that the fund invests a significant percentage of its assets in any one underlying fund, the fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result. WIth respect to underlying funds, the adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region, market segment or industry, or about an investment strategy, or about interest rates or other market factors, may prove to be incorrect or may not produce the desired results. There may be imperfections, errors or limitations in the models, tools and information used by the adviser to the fund or an underlying fund.
ESG risk. The fund’s adviser may consider ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. In considering ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of certain underlying funds, and the weight given by the adviser to ESG considerations in making investment decisions for such funds will vary and, for any specific decision, they may be given little or no weight. Certain other underlying funds have ESG criteria which exclude securities of issuers in certain industries. Excluding specific issuers limits the universe of investments available to the fund as compared with other funds that do not consider ESG criteria or ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG criteria or ESG factors. Accordingly, the fund may underperform other funds that do not utilize an investment strategy that considers ESG criteria or ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Equity-linked notes risk. Equity-linked notes (ELNs) may not perform as expected and could cause the fund to realize significant losses including its entire principal investment. Investments in ELNs often have risks similar to their underlying securities, which may include market risk and, as applicable, risks of non-U.S. investments and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain risks of fixed income securities, such as interest rate and credit risks. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment.
Equity securities risk. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Interest rates may go up, causing the value of the fund’s investments to decline (this risk generally will be greater for securities with longer maturities or durations). For example, if interest rates increase by 1%, the value of a fund’s securities with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during

Summary Prospectus
periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the fund's investments.
Sanctions or other government actions against certain countries could negatively impact the fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. The U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. In addition, China's long-running conflict over Taiwan's sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The U.S. and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain fund investments, on fund performance and the value of an investment in the fund.
Risks of investing in insurance-linked securities. The fund could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. The fund may also invest in insurance-linked securities that are subject to “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the fund. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the fund to other

Summary Prospectus
risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Certain insurance-linked securities may have limited liquidity, or may be illiquid. The fund has limited transparency into the individual contracts underlying certain insurance-linked securities, which may make the risk assessment of such securities more difficult. Certain insurance-linked securities may be difficult to value.
Risks of investing in loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemption requests for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. The adviser’s decision not to receive material, non-public information about an issuer of a loan either held by, or considered for investment by, the fund, under normal circumstances could place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer, and adversely affect the fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Derivatives risk. Using swaps, futures and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations. New derivatives regulations require the fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund's risk of loss from derivatives.
Liquidity risk. Some securities and derivatives held by the fund may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. An instrument’s liquidity may be affected by reduced trading volume, a relative lack of market makers or legal restrictions, and illiquid securities and derivatives also may be difficult to value. Markets may become illiquid quickly. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are

Summary Prospectus
valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt fund operations, interfere with the fund’s ability to calculate its NAV, prevent fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the fund or their investment in the fund, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. New ways to carry out cyber attacks continue to develop. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund's ability to plan for or respond to a cyber attack.
Portfolio turnover risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause shareholders to incur a higher level of taxable income or capital gains.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if the expenses of underlying funds increase or if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The fund's past performance
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the MSCI World NR Index and the Bloomberg US Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the fund’s investment strategies, and a blended benchmark (60% MSCI World NR Index/40% Bloomberg US Aggregate Bond Index).
You can obtain updated performance information by visiting https://amundi.com/products/mutual-funds/performance.html or by calling 1-800-225-6292.
The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.
The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.
Ibbotson Associates, Inc. served as the fund’s sub-adviser until November 14, 2014. Effective November 17, 2014, Amundi US became directly responsible for portfolio management decisions for the fund.
The performance shown for all periods reflects the investment strategy in effect for the fund during such periods.

Summary Prospectus
Annual return Class A shares (%)
(Year ended December 31)

For the period covered by the bar chart:
	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	12.59%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-17.50%	01/01/2020 to	03/31/2020
Year-to-Date	5.60%		September 30, 2023
No performance information is presented for Class K shares in the table because Class K shares do not have annual returns for at least one calendar year. The returns for Class K shares would differ from those of Class A, Class C, Class R and Class Y shares because they have different expenses.

Average annual total return (%)
(for periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					8/9/04
Return before taxes	-14.12	1.97	4.16	4.47
Return after taxes on distributions	-16.87	0.11	2.65	3.24
Return after taxes on distributions and sale of shares	-6.76	1.19	2.93	3.31
Class C	-10.28	2.46	4.05	3.84	8/9/04
Class R	-9.19	2.94	N/A	3.20	7/1/15
Class Y	-8.62	3.43	5.04	4.67	9/26/05
Blended Benchmark (60% MSCI World NR Index/40% Bloomberg US Aggregate Bond Index) (reflects no deduction for fees, expenses or taxes)	-15.85	4.01	5.92	5.93	8/9/04
MSCI World NR Index (reflects no deduction for fees, expenses or taxes)	-18.14	6.14	8.85	7.38	8/9/04
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01	0.02	1.06	3.02	8/9/04
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of fund shares.
After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.

Summary Prospectus
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Kenneth J. Taubes, Executive Vice President and
Chief Investment Officer, U.S. of Amundi US
(portfolio manager of the fund since 2018); and
Marco Pirondini, Senior Managing Director and
Head of Equities, U.S. of Amundi US (portfolio
manager of the fund since 2018)

Purchase and sale of fund shares
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund in writing or by telephone: Pioneer Funds, P.O. Box 534427, Pittsburgh, PA 15253-4427, tel. 1-800-225-6292.
Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. Generally, the initial investment for Class K or Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class K or Class Y shares, as applicable. There is no minimum additional investment amount for Class K or Class Y shares. There is no minimum investment amount for Class R shares.
Tax information
The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.

Notes

24203-17-1223